UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2025

Date of Report (Date of earliest event reported)

Bicycle Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38916	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge United Kingdom	CB21 6GS
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 1223 261503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.01 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.01 per share	BCYC	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

On March 12, 2025, the Board of Directors of Bicycle Therapeutics plc (the “Company”) established June 17, 2025 as the date of the Company’s 2025 Annual General Meeting (the “2025 Annual Meeting”). The time and location of the 2025 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”). As the date of the 2025 Annual Meeting is more than 30 calendar days later than the anniversary date of the Company’s 2024 Annual General Meeting, the Company is filing this Current Report on Form 8-K to inform shareholders of this change and to provide the due dates for the submission of any qualified shareholder proposals or qualified shareholder director nominations.

Shareholders who intend to present proposals for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that any such proposals are electronically delivered or mailed to the Company no later than March 31, 2025, which the Company has determined to be a reasonable time before it expects to begin to print, deliver and make available its proxy materials for the 2025 Annual Meeting.

Shareholders who intend to submit proposals for consideration at the 2025 Annual Meeting, but not for inclusion in the Company’s proxy materials for such meeting, must ensure that such proposals are electronically delivered or mailed to the Company no later than April 18, 2025. In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 18, 2025.

Additionally, under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of the total voting rights of the holders entitled to vote on a resolution at an annual general meeting, or at least 100 shareholders entitled to vote at an annual general meeting and who hold, on average, shares with a paid up nominal value of at least £100 per shareholder, may require the Company to give notice of a resolution to be moved at the 2025 Annual Meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company no later than May 5, 2025.

All shareholder proposals or notices should be sent to the Company at the following address: Bicycle Therapeutics plc, Blocks A & B, Portway Building, Granta Park, Great Abington, Cambridge, CB21 6GS, United Kingdom, Attn: Company Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025	BICYCLE THERAPEUTICS PLC

By:	/s/ Alethia Young
Name:	Alethia Young
Title:	Chief Financial Officer